BLACKROCK INDEX FUNDS, INC.

SUPPLEMENT DATED FEBRUARY 6, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 27, 2007

Effective February 6, 2008, the Statement of Additional Information of BlackRock Index Funds, Inc. is amended as set forth below:

The section entitled “Purchase of Shares – Other Compensation to Selling Dealers” beginning on p. 42 is revised as follows:

The third paragraph is deleted in its entirety and replaced with the following:

The payments described above may be made, at the discretion of FAMD, BDI, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation, Tower Square Securities Inc. and Banc of America Investment Services, Inc. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in equity funds and 0.11% of the assets attributable to that Service Organization invested in fixed-income funds.

SAI-II-SUP-0208D